EXHIBIT 10(f)

                    MATERIAL DETAILS OF EMPLOYMENT AGREEMENTS

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Name of Executive               Date of Employment Agreement
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Gary L. Conradi                        May 20, 1998

Ronald M. Moquist                      May 20, 1998

Thomas Iacarella                       August 1, 1998